Income taxes (Details) $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Income taxes [abstract]
Net operating losses carried forward	$ 5,070
Non capital loss carryforwards description	Utilization of net operating loss carryforwards may be subject to limitations in the event of a change in ownership pursuant to United States Internal Revenue Code (“IRC”) § 382, and similar state provisions. As a result of the acquisition of Prismic on June 28, 2019, the preacquisition net operating loss carry forwards of approximately $4.93 million could be subject to IRC § 382 limitation as the acquisition could constitute a change of ownership.